UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 2 to Credit Agreement

On March 20, 2020, Illinois Corn Processing, LLC (“ICP”), an indirect wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), Compeer Financial, PCA (“Compeer”) and CoBank, ACB, a federally chartered instrumentality of the United States (“CoBank”), entered into Amendment No. 2 to Credit Agreement (“Amendment No. 2”) dated March 20, 2020, further amending that certain Credit Agreement dated as of September 15, 2017 by and between ICP, CoBank and Compeer (as amended, the “ICP Credit Agreement”).

Under Amendment No. 2, the parties agreed that if ICP provides CoBank with the noteholders’ (the “Noteholders”) party to that certain Senior Secured Note Amendment Agreement dated as of December 22, 2019 and the transaction documents related thereto (collectively, the “Notes Amendment Documents”) written agreement to defer payments owed under those certain Amended and Restated Senior Secured Notes (the “Amended Notes”) issued as of December 22, 2019 by the Company in favor of the Noteholders through May 20, 2020, principal payments under the term note payable on March 20, 2020, and interest payments due under the term note on March 20, 2020 and April 20, 2020, shall be deferred until May 20, 2020. ICP also agreed to provide CoBank with certain financial reports by the third business day of each week until the lenders (the “Pekin Lenders”) under that certain Credit Agreement dated as of December 15, 2016 by and among Pacific Ethanol Pekin, LLC (“Pekin”), an indirect wholly-owned subsidiary of the Company, CoBank and Compeer (as amended, the “Pekin Credit Agreement”) and the lenders (the “ICP Lenders”) under the ICP Credit Agreement receive an aggregate of $40.0 million (the “Paydown Amount”). Amendment No. 2 also added new milestones (the “Milestones”) to the ICP Credit Agreement requiring ICP and the Company to deliver to CoBank (i) a term sheet outlining the terms of a comprehensive balance sheet plan on or before April 20, 2020, and (ii) a detailed 13-week cash flow budget outlining ICP’s capital needs on or before April 20, 2020. The parties also agreed that the Company’s termination, replacement, or reduction of the authority of the CRO (as defined below) without the prior written consent of CoBank, and the failure of ICP to satisfy any of the Milestones, would constitute an event of default under the ICP Credit Agreement

Descriptions of the Notes Amendment Documents are set forth in the Company’s Current Report on Form 8-K for December 20, 2019 filed with the Securities and Exchange Commission on December 26, 2019 and are incorporated herein by this reference.

Descriptions of the Pekin Credit Agreement are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016, August 7, 2017, March 30, 2018, March 21, 2019, July 15, 2019, November 15, 2019, December 16, 2019 and December 20, 2019 filed with the Securities and Exchange Commission on December 20, 2016, August 11, 2017, April 5, 2018, March 27, 2019, July 19, 2019, November 19, 2019, December 26, 2019 and December 26, 2019, respectively, and are incorporated herein by this reference.

Descriptions of the ICP Credit Agreement are set forth in the Company’s Current Report on Form 8-K for September 15, 2017 and December 20, 2019 filed with the Securities and Exchange Commission on September 21, 2017 and December 26, 2019, respectively, and are incorporated herein by this reference.

The description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Amendment No. 8 to Credit Agreement

On March 20, 2020, Pekin, Compeer and CoBank entered into Amendment No. 8 to Credit Agreement (“Amendment No. 8”) dated March 20, 2020, further amending the Pekin Credit Agreement.

Under Amendment No. 8, the parties agreed that if Pekin provides CoBank with the Noteholders’ written agreement to defer payments owed under the Amended Notes through May 20, 2020, principal payments under the term note payable on March 20, 2020, and interest payments due under the term note on March 20, 2020 and April 20, 2020, shall be deferred until May 20, 2020. Pekin also agreed to provide CoBank with certain financial reports by the third business day of each week until the Pekin Lenders and ICP Lenders receive the Paydown Amount in full. Amendment No. 8 also added the Milestones, and the parties agreed that the Company’s termination, replacement, or reduction of the authority of the CRO without the prior written consent of CoBank, and the failure of Pekin to satisfy any of the Milestones, would constitute an event of default under the Pekin Credit Agreement

The description of Amendment No. 8 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 8, which is filed as Exhibit 10.2 to this report and is incorporated herein by this reference.

Note Amendment No. 5

On March 20, 2020, the Company and the Noteholders entered into Note Amendment No. 5 (“Note Amendment No. 5”) dated March 20, 2020 by and among the Company and the Noteholders under which the parties agreed to amend the Amended Notes by deferring the due date of the March 15, 2020 interest payment to May 20, 2020. The Company also agreed to provide certain financial reports to CoBank at the request of a Noteholder and to provide such Noteholder with access to the CRO.

Note Amendment No. 5 also contains customary representations and warranties and other customary terms and conditions.

A description of the Amended Notes is set forth in the Company’s Current Report on Form 8-K for December 20, 2019 filed with the Securities and Exchange Commission on December 26, 2019 and is incorporated herein by this reference.

The description of Note Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to Note Amendment No. 5, which is filed as Exhibit 10.3 to this report and is incorporated herein by this reference.

ICP Security Agreement

On March 20, 2020, ICP entered into a Security Agreement (the “ICP Security Agreement”) dated March 20, 2020 in favor of Cortland Products Corp., as collateral agent for the benefit of the Noteholders (“Cortland”, and together with the Noteholders, the “Secured Parties”), under which ICP granted a security interest in all of ICP’s personal property in favor of Cortland as security for ICP’s obligations to the Secured Parties. The lien granted under the ICP Security Agreement is junior and subordinate in priority to the lien granted to CoBank, as set forth in that certain Intercreditor Agreement (the “Intercreditor Agreement”), dated as of March 20, 2020, by and among the Company, Cortland, CoBank, and the grantors party thereto (described below and which is filed as Exhibit 10.12 to this Current Report on Form 8-K).

The ICP Security Agreement also contains customary representations and warranties and other customary terms and conditions.

The description of the ICP Security Agreement does not purport to be complete and is qualified in its entirety by reference to the ICP Security Agreement, which is filed as Exhibit 10.4 to this report and is incorporated herein by this reference.

PE Central Security Agreement

On March 20, 2020, Pacific Ethanol Central, LLC (“PE Central”), a wholly-owned subsidiary of the Company, entered into a Security Agreement (the “PE Central Security Agreement”) dated March 20, 2020 by and between PE Central and Cortland under which PE Central granted a security interest in certain of PE Central’s personal property in favor of Cortland as security for the Company’s and PE Central’s payment and performance of (i) all indebtedness and obligations under the Notes Amendment Documents, and (ii) all indebtedness and obligations of the Company and PE Central owed to the Secured Parties. The lien granted under the PE Central Security Agreement is junior and subordinate in priority to the lien granted to CoBank, as set forth in the Intercreditor Agreement.

The PE Central Security Agreement also contains customary representations and warranties and other customary terms and conditions.

The description of the PE Central Security Agreement does not purport to be complete and is qualified in its entirety by reference to the PE Central Security Agreement, which is filed as Exhibit 10.5 to this report and is incorporated herein by this reference.

Pledge Agreements

On March 20, 2020, PE Central, ICP and Cortland entered into a Pledge Agreement (the “ICP Pledge Agreement”) under which PE Central pledged its equity interests in ICP in favor of the Secured Parties as security for the payment and performance of all the obligations of the Company to the Noteholders under the Notes Amendment Documents. The ICP Pledge Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

On March 20, 2020, PE Central, Pekin and Cortland entered into a Pledge Agreement (the “Pekin Pledge Agreement”) under which PE Central pledged its equity interests in Pekin in favor of the Secured Parties as security for the payment and performance of all the obligations of the Company to the Noteholders under the Notes Amendment Documents. The Pekin Pledge Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

On March 20, 2020, PE Central, Pacific Aurora, LLC (“PAL”), an indirect subsidiary of the Company, and Cortland entered into a Pledge Agreement (the “PAL Pledge Agreement”) under which PE Central pledged its equity interests in PAL in favor of the Secured Parties as security for the payment and performance of all the obligations of the Company to the Noteholders under the Notes Amendment Documents. The PAL Pledge Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

The descriptions of the ICP Pledge Agreement, Pekin Pledge Agreement and PAL Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the ICP Pledge Agreement, Pekin Pledge Agreement and PAL Pledge Agreement, which are filed as Exhibits 10.6, 10.7 and 10.8 to this report, respectively, and are incorporated herein by this reference.

Western Assets Security Agreement

On March 20, 2020, PE Op Co. (“PE Op Co.”), a wholly-owned subsidiary of the Company, Pacific Ethanol West, LLC (“PE West”), an indirect wholly-owned subsidiary of the Company, and Cortland entered into a Security Agreement (the “Western Assets Security Agreement”) dated March 20, 2020 under which PE Op Co. and PE West granted a security interest in certain of their personal property in favor of Cortland as security for the Company’s, PE Op Co.’s and PE West’s (i) indebtedness and obligations of the Company, PE Op Co. and PE West under the Notes Amendment Documents, and (ii) all indebtedness and obligations owed to the Secured Parties.

The Western Assets Security Agreement also contains customary representations and warranties and other customary terms and conditions.

The description of the Western Assets Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Western Assets Security Agreement, which is filed as Exhibit 10.9 to this report and is incorporated herein by this reference.

Third Amendment to Security Agreement

On March 20, 2020, the Company, Cortland, Cortland Capital Market Services LLC (“Cortland LLC”) and the Noteholders entered into a Third Amendment to Security Agreement dated March 20, 2020 by and among the Company, Cortland, Cortland LLC and the Noteholders (the “Third Amendment”), further amending that certain Security Agreement dated as of December 15, 2016 by and among the Company, each holder named therein and Cortland LLC (as amended, the “Security Agreement”).

Under the Third Amendment, the parties agreed to the resignation of Cortland LLC as collateral agent and appointed Cortland as the collateral agent under the Security Agreement. The parties also agreed to amend certain definitions under the Security Agreement, including the definition of “Intercreditor Agreement,” to mean the Intercreditor Agreement.

The Third Amendment also contains customary representations, warranties and covenants, and other terms and conditions.

Descriptions of the Security Agreement are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016, June 30, 2017 and December 20, 2019 filed with the Securities and Exchange Commission on December 20, 2016, July 5, 2017 and December 26, 2019, respectively, and are incorporated herein by this reference.

The description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 10.10 to this report and is incorporated herein by this reference.

Company Security Agreement

On March 20, 2020, the Company entered into a Security Agreement dated March 20, 2020 by and between the Company and CoBank (the “Company Security Agreement”) under which the Company granted a security interest in all of the equity interests of PE Op Co. held by the Company as security for the Company’s obligations under the Pekin Credit Agreement and the ICP Credit Agreement.

The Company Security Agreement also contains customary representations and warranties and other customary terms and conditions.

The description of the Company Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Company Security Agreement, which is filed as Exhibit 10.11 to this report and is incorporated herein by this reference.

Intercreditor Agreement

On March 20, 2020, the Company, PE Central, Pekin and ICP (collectively, the “Grantors”), Cortland and CoBank entered into the Intercreditor Agreement under which the parties agreed to make all obligations of any of the Grantors owed to CoBank or Compeer with respect to the western assets and certain other property and the existing Noteholder collateral junior to Cortland and the Noteholders, and all obligations of any of the Grantors owed to Cortland or the Noteholders with respect to the central assets and certain other property junior in priority to CoBank and Compeer.

The Intercreditor Agreement also contains customary representations and warranties and other customary terms and conditions.

The description of the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the Intercreditor Agreement, which is filed as Exhibit 10.12 to this report and is incorporated herein by this reference.

Pekin and ICP Intercreditor Agreement

On March 20, 2020, the Pekin Lenders, ICP Lenders, CoBank, Pekin and ICP entered into an Intercreditor Agreement dated March 20, 2020 by and among the Pekin Lenders, ICP Lenders, CoBank, Pekin and ICP (the “Pekin and ICP Intercreditor Agreement”) under which the parties agreed to make any security interest in favor of the Pekin Lenders on certain real property held by Pekin and the personal property referenced in the Pekin Credit Agreement (the “Pekin Priority Collateral”) senior to any security interest in favor of the ICP Lenders on the Pekin Priority Collateral, and any security interest in favor of the ICP Lenders on certain real property held by ICP and the personal property referenced in the ICP Credit Agreement (the “ICP Priority Collateral”) senior to any security interest in favor of the Pekin Lenders on the ICP Priority Collateral.

The parties also agreed that until ICP, collectively with Pekin, paid CoBank and Compeer the Paydown Amount, the Pekin Lenders shall receive 80% of any paydown proceeds and shall apply such funds to pay down the term loan under the Pekin Credit Agreement until paid in full, and then to the revolving term loan under the Pekin Credit Agreement. The ICP Lenders shall receive the remaining 20% of such paydown proceeds and shall apply such funds to the principal paydown of the term loan under the ICP Credit Agreement until paid in full, and then to the revolving term loan under the ICP Credit Agreement. The parties also agreed that in the event of a sale of all or substantially all of the stock or assets of either or both of Pekin and ICP, the proceeds would be applied: (i) first to pay down the principal of the term loan under the Pekin Credit Agreement or ICP Credit Agreement, as the case may be, until paid in full, (ii) second, to the revolving term loan under the Pekin Credit Agreement or ICP Credit Agreement, as the case may be, and (iii) any remaining proceeds to be applied as set forth in certain provisions of the Pekin Credit Agreement.

The Pekin and ICP Intercreditor Agreement also contains customary representations and warranties and other customary terms and conditions.

The description of the Pekin and ICP Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the Pekin and ICP Intercreditor Agreement, which is filed as Exhibit 10.13 to this report and is incorporated herein by this reference.

Item 2.02.	Results of Operations and Financial Condition.

On March 26, 2020, the Company issued a press release announcing certain results of operations for the three and twelve months ended December 31, 2019. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 20, 2020, ICP, Compeer and CoBank entered into Amendment No. 2, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, Pekin, Compeer and CoBank entered into Amendment No. 8, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, the Company and the Noteholders entered into Note Amendment No. 5, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, ICP and Cortland entered into the ICP Security Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, PE Central and Cortland entered into the PE Central Security Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, PE Central, ICP and Cortland entered into the ICP Pledge Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, PE Central, Pekin and Cortland entered into the Pekin Pledge Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, PE Central, PAL and Cortland entered into the PAL Pledge Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, PE Op Co., PE West and Cortland entered into the Western Assets Security Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, the Company, Cortland, Cortland LLC, and the Noteholders entered into the Third Amendment, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, the Company and CoBank entered into the Company Security Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, the Grantors, Cortland and CoBank entered into the Intercreditor Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On March 20, 2020, the Pekin Lenders, the ICP Lenders, Pekin, ICP and CoBank entered into the Pekin and ICP Intercreditor Agreement, as described in Item 1.01 above and incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 16, 2020, the Company appointed Winston Mar as its Chief Restructuring Officer (“CRO”).

Mr. Mar, age 55, has served as a managing director of SierraConstellation Partners LLC (“Sierra”) since 2013, where he currently serves as a partner and senior managing director. During his time at Sierra, Mr. Mar has provided advisory and interim management services to distressed companies, assisted companies in restructuring and implementing productivity improvements and served in senior-level positions, including as Chief Restructuring Officer and Chief Executive Officer. Prior to joining Sierra, Mr. Mar was a managing director at CRG Partners, where he worked on numerous high-profile restructuring cases. Mr. Mar holds a bachelor’s degree in accounting from the University of Southern California and an MBA from the UCLA Anderson School of Management.

The appointment of Mr. Mar as CRO is made pursuant to an engagement letter (the “Engagement Letter”) with Sierra. With the support of additional personnel from Sierra, Mr. Mar will provide consulting services in connection with the Company’s current financial performance. The Company will pay Sierra $695 per hour for Mr. Mar’s services. In addition to receiving fees for Mr. Mar’s services, Sierra will also be entitled to compensation at specified hourly rates for the services of other Sierra personnel, as well as reimbursement for reasonable, actual out-of-pocket expenses incurred in connection with the services. Upon execution of the Engagement Letter, the Company was required to pay Sierra a retainer of $100,000, which fees will be applied to Sierra’s fees and expenses for the engagement. The Company has also agreed to indemnify Sierra, Mr. Mar and the other Sierra personnel in connection with the engagement, subject to customary terms and conditions. As a result, Mr. Mar may have a direct or indirect material interest in Sierra’s continued service, as defined in Item 404(a) of Regulation S-K promulgated under the Exchange Act.

There are no family relationships between Mr. Mar and any of the Company’s directors or executive officers.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description
10.1	Amendment No. 2 to Credit Agreement dated as of March 20, 2020 by and among Illinois Corn Processing, LLC, Compeer Financial, PCA and CoBank, ACB (*)
10.2	Amendment No. 8 to Credit Agreement dated as of March 20, 2020 by and among Pacific Ethanol Pekin, LLC, Compeer Financial, PCA and CoBank, ACB (*)
10.3	Note Amendment No. 5 dated as of March 20, 2020 by and among Pacific Ethanol, Inc. and the noteholders named therein (*)
10.4	Security Agreement dated March 20, 2020 by Illinois Corn Processing, LLC in favor of Cortland Products Corp. (*)
10.5	Security Agreement dated March 20, 2020 by and between Pacific Ethanol Central, LLC and Cortland Products Corp. (*)
10.6	Pledge Agreement dated March 20, 2020 by and among Pacific Ethanol Central, LLC, Illinois Corn Processing, LLC and Cortland Products Corp. (*)
10.7	Pledge Agreement dated March 20, 2020 by and among Pacific Ethanol Central, LLC, Pacific Ethanol Pekin, LLC and Cortland Products Corp. (*)
10.8	Pledge Agreement dated March 20, 2020 by and among Pacific Ethanol Central, LLC, Pacific Aurora, LLC and Cortland Products Corp. (*)
10.9	Security Agreement dated March 20, 2020 by and among Pacific Ethanol West, LLC, PE Op Co. and Cortland Products Corp. (*)
10.10	Third Amendment to Security Agreement effective as of March 20, 2020 by and among Pacific Ethanol, Inc., each of the holders and new holders named therein, Cortland Products Corp. as successor agent and Cortland Capital Market Services LLC as existing collateral agent (*)
10.11	Security Agreement effective as of March 20, 2020 by and between Pacific Ethanol, Inc. and CoBank, ACB (*)
10.12	Intercreditor Agreement dated as of March 20, 2020 by and among Cortland Products Corp., CoBank, ACB, Pacific Ethanol, Inc. and the grantors named therein (*)
10.13	Intercreditor Agreement dated as of March 20, 2020 between the Pekin Lenders and the ICP Lenders named therein (*)
99.1	Press Release dated March 26, 2020

(*)	Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2020	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary